                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21432
                                  ---------------------------------------------

                         REAVES UTILITY INCOME FUND
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               1625 Broadway, Suite 2200, Denver, Colorado 80202
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                            Tane T. Tyler, Secretary
                           Reaves Utility Income Fund
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 303-623-2577
                                                   ----------------------------

Date of fiscal year end:  October 31
                        --------------------------
Date of reporting period: April 30, 2005
                         -------------------------

Item 1.  REPORTS TO STOCKHOLDERS.

REAVES UTILITY INCOME FUND

[GRAPHIC]

SEMI-ANNUAL REPORT

APRIL 30, 2005 (UNAUDITED)

                                                              SHAREHOLDER LETTER
                                                      April 30, 2005 (Unaudited)

Dear Shareholders:

Six months have passed since our last report and during that time the Reaves Utility Income Fund was able to raise its dividend due to favorable conditions among its utility stock investments. Utilities are the highest yielding sector of the domestic stock market and our portfolio managers seek out companies with increasing cash flows which can favor dividend payments.

A 3.4% dividend increase to $0.10 per common share was announced in December 2004 and the Fund has paid out that amount each month since. The dividend increase was achieved through a growing cash yield in the Fund generated from both an increase in utility company dividends and realized capital gains attributable to the Fund's growing net asset value.

For those shareholders invested in the Fund since the first dividend record date in April 2004, 13 dividend payments have been made which total approximately $1.27 per share. Through December 31, 2004, the Fund paid out 100% of its dividends in the form of qualified dividend income. Such income has a tax advantage versus other non-qualifying dividend income and other types of investment income.

W.H. Reaves & Company, Inc., the investment adviser with a 44-year history of experience, has provided a management discussion and analysis of the past six months in the pages that follow. Please feel free to review that commentary along with the full holdings and financial statements in this report. If you have any questions or need additional information, refer to www.utilityincomefund.com or call us at 1-800-644-5571.

Thank you for being a shareholder.

Sincerely,

/s/ Ned Burke

Ned Burke
President

MANAGEMENT DISCUSSION & ANALYSIS
April 30, 2005 (Unaudited)

DISTRIBUTIONS TO COMMON SHAREHOLDERS The Reaves Utility Income Fund pays dividends monthly. In December 2004, the Fund increased the monthly dividend 3.4% from $0.967 per share to $0.10 per share. The Fund was able to increase the dividend as the underlying cash flow and dividends from its investments improved. The current dividend provides an annualized yield of 6% based on the Fund's initial offering price of $20.

As of this writing, June 14, 2005, the annualized yield is 5.73% as a result of the appreciation in share price to $20.94. Dividends have been declared through June 2005.

INVESTMENT PORTFOLIO Total net assets of the Fund amounted to approximately $490 million on April 30, 2005. Auction market preferred securities funded an additional $240 million, bringing the gross assets of the fund to approximately $739 million at April 30, 2005. This compares to approximately $687 million of total assets at October 31, 2004. Leverage employed at April 30, 2005 was 32.8%.

INDUSTRY BREAKDOWN

Utilities                               82.54%
---------------------------------------------
     Electric                 57.66%
     Telephone                17.74%
     Gas                       7.14%

Non-Utility                             15.39%
---------------------------------------------
     Consumer Staples          6.00%
     Energy                    5.15%
     Financials                3.49%
     Other                     0.75%

MutualFunds                              2.07%
---------------------------------------------
Total Investments                      100.00%
=============================================

About 84.5%, 9.0%, and 4.4% of total investments were invested in common stock, preferred stock, and fixed-income securities, respectively. As shown in the accompanying table, total utilities investment was approximately 82.5%. Investment in non-utility sectors included 6.0% of investments in consumer staples and 5.2% of investments devoted to energy, two areas where the Fund could hedge some of the interest-rate risk and commodity-price risk associated with utilities portfolios. The Fund's top five holdings were Duke Energy, Ameren Corporation, Great Plains Energy, SBC Communications, and Altria Group. Together they accounted for 30.2% of investments.

MARKET AND FUND COMMENTARY Net Asset Value (NAV) increased 12.1% in the six months ended April 30, 2005 from $19.29 to $21.63 per share.

Overall performance was helped by industry consolidation, asset rationalization, cost cutting and re-structuring. Energy investments, 5.2% of assets, provided exposure to oil and natural gas.

Among the electrics, the portfolio benefited from the stock price performance of Public Service Enterprise Group and Exelon Corp., which agreed on December 20, 2004 to merge with Public Service for $13.3 billion in stock. At the beginning of the period, Public Service was the Fund's second largest holding. Duke Energy Corp., in the midst of a successful re-structuring lead by CEO Paul Anderson, was a major contributor to the Fund's performance. Duke was the Fund's largest position at the end of the period.

Among the gas utilities, the Fund was helped by solid performance at ONEOK which on April 25, 2005 increased its dividend by 12%, and recently announced the purchase of Koch's natural gas liquids business for approximately $1.35 billion.

The telephone sector performance, while flat overall, was an important contributor to the Fund's dividend yield. Four telephone holdings yielded 5% or more as of April 30, 2005: AT&T, SBC Communications,Citizens Communications, and Telecom New Zealand.

During the six-month period ended April 30, 2005, the Fund faced a flattening yield curve as short rates steadily increased while long rates fluctuated, thereby creating some volatility. Although the yield on the ten-year Treasury was roughly unchanged at the end of the period from the beginning, 4.2% versus 4.1%, yields hit a high of 4.6% and a low of 4.0%. The Fund's dividend to preferred shareholders, a portion of which is qualified dividend income, increased with the increases in short-term interest rates.

The Fund responded to the rising short term interest rates in several ways. During the period, the Fund realized net short-term capital gains of approximately $8.4 million. The sales were made in a volatile interest rate environment, and were executed as part of a strategy to reduce the portfolio's exposure to potential stock price decline. The realized short-term gains provide the Fund an ample income cushion for payment of dividends. As a result, the Fund can maintain its dividend and enhance NAV growth by increasing investment in companies with moderate dividend yield but with strong prospects for increasing dividends, earnings, and cash flow. Examples include Constellation Energy, Exelon, and ONEOK.

We expect short-term rates to continue to rise and will position the Fund accordingly. This means continued focus on sectors like telephones and energy, which historically are less sensitive to interest-rate movements. Finally, we will continue to seek out companies with superior dividend-growth opportunities, because dividend growth, in our opinion, helps to counteract the adverse effect of rising short and long term interest rates.

                                                         Respectfully submitted,

                                                               Portfolio Manager

                                                              Ronald J. Sorenson


                                                                   June 16, 2005

STATEMENT OF INVESTMENTS
April 30, 2005 (Unaudited)

                                                                        SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK - 126.17%
CONSUMER STAPLES - 8.96%
     Altria Group, Inc.                                                535,300        $    34,789,147
     UST, Inc.                                                         200,000              9,160,000
                                                                                           43,949,147

ELECTRIC - 75.26%
     Ameren Corp.                                                      899,300             46,493,810
     Cinergy Corp.                                                     100,000              3,960,000
     Consolidated Edison, Inc.                                         235,100             10,175,128
     Constellation Energy Group, Inc.                                  235,000             12,351,600
     Duke Energy Corp.                                               2,000,000             58,380,000
     Duquesne Light Holdings Inc.                                      447,800              7,876,802
     Enel S.P.A, ADR                                                   486,600             23,235,150
     Energy East Coast                                                  10,000                260,200
     Exelon Corp.                                                      480,000             23,760,000
     First Energy Corp.                                                100,000              4,352,000
     Great Plains Energy, Inc.                                       1,453,700             44,454,146
     NSTAR                                                              75,000              4,060,500
     OGE Energy Corp.                                                  996,700             27,508,920
     PNM Resources Inc.                                                 75,000              2,073,750
     PPL Corp.                                                         360,000             19,533,600
     Public Service Enterprise Group, Inc.                             411,800             23,925,580
     Southern Co.                                                      100,000              3,295,000
     TECO Energy, Inc.                                                 900,200             14,952,322
     TXU Corp.                                                          20,000              1,715,800
     TransAlta Corp.                                                   225,000              3,390,750
     Unisource Energy Corp.                                            450,000             14,062,500
     WPS Resources Corp.                                               221,200             11,663,876
     Xcel Energy Inc.                                                  445,000              7,645,100
                                                                                          369,126,534

ENERGY - 7.70%
     BP Amoco PLC, ADR                                                 200,000             12,180,000
     Exxon Mobil Corp.                                                 135,000              7,699,050
     Statoil ASA, ADR                                                   50,000                874,500
     Royal Dutch Petroleum Co., ADR                                    140,000              8,155,000
     Todco*                                                             85,000              1,891,250
     Transocean Inc.*                                                  150,000              6,955,500
                                                                                           37,755,300

FINANCIALS - 0.21%
     Lloyd TSB Group                                                    30,000              1,042,500

                                                                        SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
GAS - 9.54%
     ONEOK, Inc.                                                       340,000        $     9,812,400
     Peoples Energy Corp.                                              564,500             22,354,200
     Sempra Energy                                                     299,700             12,101,886
     South Jersey Industries, Inc.                                      12,200                663,070
     Southern Union Co.*                                                20,000                478,800
     Vectren Corp.                                                      50,400              1,361,304
                                                                                           46,771,660

TELEPHONE - 24.50%
     Alltel Corp.                                                       10,000                569,600
     AT&T Corp.                                                      1,343,300             25,697,329
     BCE, Inc.                                                         797,600             19,190,256
     BellSouth Corp.                                                   100,000              2,649,000
     Citizens Communications Co.                                     1,620,000             20,655,000
     SBC Communications Inc.                                         1,550,000             36,890,000
     TDC A/S, ADR                                                      119,500              2,580,005
     Telecom Corp., ADR                                                170,000              6,046,900
     Telefonos de Mexico SA de CV, ADR                                  15,000                508,500
     Verizon Communications Inc.                                       150,000              5,370,000
                                                                                          120,156,590

TRANSPORTATION - 0.00%#
     Ship Finance International Limited                                  1,000                 18,590

TOTAL COMMON STOCK                                                                        618,820,321
     (Cost $561,495,720)

PREFERRED STOCK - 13.47%
CONSUMER DISCRETIONARY - 0.41%
     Corts Ford Trust, 7.40%, 11/01/46                                  97,700              2,032,160

ELECTRIC - 5.50%
     AES Trust III, 6.75%, 10/15/29                                    133,100              5,836,434
     BGE Capital Trust II, 6.20%, 10/15/43                             180,000              4,561,200
     Consumers Energy Co.Funding Trust IV,
       9.00%, 06/30/31                                                 136,800              3,563,640
     Entergy Arkansas Inc., 7.32%                                        5,501                573,308
     Entergy Arkansas Inc.,                                              3,936                100,245
     Entergy Gulf States Inc., Series A,
       7.00%, 12/15/04**                                                 4,472                453,629
     Entergy Louisiana Inc., Series 92, 8.00%                            1,200                 30,563
     Georgia Power Capital Trust V,
       7.13%, 03/31/42                                                 141,400              3,684,884
     Great Plains Energy Inc., 8.00%, 02/16/07                          50,000              1,333,000
     Monongahela Power, Series L, 7.73%                                  1,500                154,969

                                                                        SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
     NVP Capital Trust III, 7.75%, 09/30/38                             52,400        $     1,304,236
     PSEG Funding Trust II,
       8.75%, 12/31/32                                                  90,100              2,441,710
     Public Service Co. of  New Mexico,
       Series 1965, 4.58%                                               10,967              1,026,443
     Puget Sound Energy Capital Trust, 8.40%,
       06/30/41                                                         20,000                519,600
     Sierra Pacific Power, Series 1, 7.80%                              25,000                596,875
     Southern Cal Edison, 4.32%                                         10,000                191,250
     TXU U.S. Holding Co.,                                               6,306                599,464
                                                                                           26,971,450

FINANCIALS - 4.99%
     ABN AMRO Capital Funding Trust VII, 6.08%                         120,000              2,985,600
     GMAC, 7.375%                                                       50,000                996,500
     Merrill Lynch & Co., Series H, 3.65%**                            600,000             14,796,000
     Renaissance Holdings Ltd., Series C, 6.08%                        250,000              5,725,000
                                                                                           24,503,100

GAS - 1.13%
     ONEOK, Inc., 8.50%, 02/16/06                                      156,800              5,520,928

REAL ESTATE INVESTMENT TRUSTS - 0.70%
     Duke Realty Corp., Series K, 6.50%                                138,700              3,439,760

TELEPHONE - 0.74%
     Preferred Plus Trust
        Series SPR1, 7.00%, 11/15/28                                    12,624                318,756
        Series T1, 7.35%, 03/15/29                                      69,800              1,747,792
     Trust Certificates 2001-1, Series T, 7.45%,
        03/15/29                                                        61,900              1,550,595
                                                                                            3,617,143

TOTAL PREFERRED STOCK                                                                      66,084,541
     (Cost $67,059,150)

                                             BOND RATING          PRINCIPAL
                                              MOODY/S&P            AMOUNT
CORPORATE BONDS - 6.63%
ELECTRIC - 5.36%
     Calpine Corp., 7.88%, 04/01/08           Caa1/CCC+        $     6,000,000              3,030,000
     Calpine Generating Co., 11.50%,
        04/01/11^                               B3/CCC+             22,000,000             18,810,000
     TXU Corp., 6.375%, 06/15/08               Ba1/BBB-              1,900,000              1,943,510
     TXU Electric Co., 6.75%, 07/01/05        Baa1/BBB               2,500,000              2,514,245
                                                                                           26,297,755

                                                                   PRINCIPAL
                                                                    AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
TELEPHONE - 1.27%
     US West Communications Inc., 7.50%,
        06/15/23                                Ba3/BB-        $     7,000,000        $     6,230,000
TOTAL CORPORATE BONDS                                                                      32,527,755
      (Cost $36,897,056)

                                                                   SHARES
                                                               ---------------
MUTUAL FUNDS - 3.10%
     Goldman Financial Square Money Market Fund                     12,108,569             12,108,569
     Loomis Sayles High Income Fund                                    424,929              3,072,238

TOTAL MUTUAL FUNDS                                                                         15,180,807
     (Cost $15,108,570)

TOTAL INVESTMENTS
       (Cost $680,560,496)                                              149.37%       $   732,613,424
Liabilities in Excess of Other Assets                                    -0.44%            (2,149,445)
Liquidation Preference of Auction Market
     Preferred Shares: Series M7, F7, W28                               -48.93%          (240,000,000)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES                                100.00%       $   490,463,979

ADR- American Depositary Receipt

*Non-income producing security
**Floating or variable rate security- rate disclosed as of April 30, 2005. Maturity date represents the next rate reset date.

^ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to a value of $18,810,000 or 3.84% of net assets.

# Less than 0.005% of net assets

RATINGS:
The Moody's and S&P ratings are believed to be the most recent ratings as of April, 30, 2005.

See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (Unaudited)

ASSETS:
Investments, at value (Cost - see below)                       $   732,613,424
Dividends receivable                                                 1,516,115
Interest receivable                                                    594,620
Receivable for investments sold                                      4,519,584
Other assets                                                            15,061
     Total Assets                                                  739,258,804

LIABILITIES:
Payable for investments purchased                                    7,938,662
Preferred dividends payable                                            284,715
Accrued investment advisory fee                                        318,114
Accrued administration fee                                             155,443
Accrued trustees fee                                                    25,719
Accrued offering costs                                                  22,057
Other payables                                                          50,115
     Total Liabilities                                               8,794,825

PREFERRED STOCK (UNLIMITED SHARES AUTHORIZED):
Auction rate cumulative preferred shares, Series M7                 80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
Auction rate cumulative preferred shares, Series F7                 80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
Auction rate cumulative preferred shares, Series W28                80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
     Total Preferred Stock                                         240,000,000
Net Assets                                                     $   490,463,979
==============================================================================

COST OF INVESTMENTS                                            $   680,560,496
==============================================================================

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid in capital                                                $   429,406,407
Undistributed net investment income                                    691,821
Accumulated net realized gain on investments and foreign
     currency transactions                                           8,312,823
Net unrealized appreciation in value of investments                 52,052,928
Net Assets                                                     $   490,463,979
==============================================================================

Shares of common stock outstanding of no par value,
     unlimited shares authorized                                    22,677,001
==============================================================================
Net asset value per share                                      $         21.63
==============================================================================

See Notes to Financial Statements.

                                                         STATEMENT OF OPERATIONS
                             For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                      $    16,514,005
Interest                                                             2,120,753
     Total Income                                                   18,634,758

EXPENSES:
Investment advisory fee                                              2,096,517
Administration fee                                                     966,221
Trustees fee                                                            47,320
Broker/dealer fees                                                     304,095
Taxes                                                                   44,964
Miscellaneous                                                           17,454
     Net Expenses                                                    3,476,571

Net Investment Income                                               15,158,187

Net realized gain on:
   Investments                                                       8,104,736
   Foreign currency transactions                                        56,689
Change in net unrealized appreciation/depreciation
   on investments                                                   46,204,440
Net gain on investments                                             54,365,865

Net Increase in Net Assets From Operations                          69,524,052

Total Distributions to Preferred Shareholders                       (3,083,074)

Net Increase in Net Assets Attributable to
Common Shares from Operations                                  $    66,440,978
==============================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE SIX MONTHS     FOR THE PERIOD
                                                        ENDED APRIL 30,     FEBRUARY 24, 2004*
                                                        2005 (UNAUDITED)    TO OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------
COMMON SHAREHOLDER OPERATIONS:
Net investment income                                    $   15,158,187       $    19,211,500
Net realized gain on:
  Investments                                                 8,104,736              (216,213)
  Foreign currency transactions                                  56,689                (2,752)
Change in net unrealized appreciation/depreciation
  on investments                                             46,204,440             5,848,488
Net increase in net assets from operations                   69,524,052            24,841,023

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income                                   (3,083,074)           (1,420,777)
Net decrease in net assets from distributions                (3,083,074)           (1,420,777)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income                                  (13,456,532)          (15,347,120)
Net decrease in net assets from distributions               (13,456,532)          (15,347,120)

NET INCREASE IN NET ASSETS                                   52,984,446           437,379,533

NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Beginning of period                                         437,479,533               100,000**
End of period ***                                        $  490,463,979       $   437,479,533
===============================================================================================

  * Commencement of operations.
 ** Initial seed capital.
*** Includes undistributed net investment income of:   $          691,821   $         2,443,603

See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

                                                       FOR THE SIX MONTHS        FOR THE PERIOD
                                                        ENDED APRIL 30,        FEBRUARY 24, 2004*
                                                        2005 (UNAUDITED)        OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of period                      $     19.29            $     19.10
Income from investment operations:
  Net investment income                                           0.53                   0.85
  Net realized and unrealized gain on investments                 2.54                   0.24
  Total income from investment operations                         3.07                   1.09

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  From net investment income                                     (0.14)                 (0.06)
  Total distributions                                            (0.14)                 (0.06)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                                     (0.59)                 (0.68)
  Total distributions                                            (0.59)                 (0.68)
Net asset value per common share - end of period           $     21.63            $     19.29
Market price per common share - end of period              $     19.99            $     18.00

TOTAL INVESTMENT RETURN - NET ASSET VALUE (1)                    15.57%                  4.93%
TOTAL INVESTMENT RETURN - MARKET PRICE (1)                       14.46%                 (6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of
  period (000)                                             $   490,464            $   437,480
Ratio of expenses to average net assets attributable
  to common shares (3)                                            1.45%(2)               1.64%(2)
Ratio of net investment income to average net assets
  attributable to common shares (3)                               6.33%(2)               6.96%(2)
Ratio of expenses to average managed assets (4)                   0.97%(2)               1.02%(2)
Portfolio turnover rate                                             33%                    63%

AUCTION MARKET PREFERRED SHARES
Liquidation value, end of period (000)                     $   240,000            $   240,000
Total shares outstanding (000)                                     9.6                    9.6
Asset coverage per share                                   $    76,090            $    70,571
Liquidation preference per share                           $    25,000            $    25,000
Average market value per share (5)                         $    25,000            $    25,000
=================================================================================================

*    Commencement of operations.
(1) Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment return on net asset value reflects the sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commis- sions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(2)  Annualized.
(3)  Ratios do not reflect dividend payments to preferred shareholders.
(4) Averagemanaged assets represent net assets attributable to common shares plus liquidation value of preferred shares.
(5)  Based on weekly prices.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)

Reaves Utility Income Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund's common shares are listed on the American Stock Exchange and trade under the ticker symbol "UTG."

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistentlylead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other funds to calculate their NAVs.

FOREIGN SECURITIES: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

INCOME TAXES: The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

AS OF APRIL 30, 2005
Gross appreciation (excess of value over tax cost)   $    66,722,814
Gross depreciation (excess of tax cost over value)       (15,154,905)
Net unrealized appreciation                          $    51,567,909
Cost of investments for income tax purposes          $   681,045,915

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3. CAPITAL TRANSACTIONS

COMMON SHARES: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 22,677,001 common shares outstanding on April 30, 2005, ALPS Distributors, Inc. owned 5,236 shares.

PREFERRED SHARES: On April 27, 2004, the Fund's Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with repsect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares: M7, F7, and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of April 30, 2005, the annualized dividend rates for Series M7, F7 and W28 were 3.08%, 3.20% and 3.50%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2005 aggregated $235,171,810 and $243,554,230, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for thesix months ended April 30, 2005 aggregated $0 and $0, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. ("Reaves") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund's average daily total assets, computed daily and payable monthly.

ALPS serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. SUBSEQUENT DISTRIBUTIONS

Subsequent to April 30, 2005, the Fund paid a distribution of $0.10 per common share on May 31, 2005 to common shareholders of record on May 13, 2005.

Subsequent to April 30, 2005, dividends paid on preferred shares totaled $1,045,011 for the outstanding preferred share series through June 18, 2005.

DIVIDEND REINVESTMENT PLAN
April 30, 2005 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator" or "BONY"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20 th Floor, Transfer Agent Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES
April 30, 2005 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2004, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS
April 30, 2005 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund's N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com

NOTICE
April 30, 2005 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On April 14, 2005, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the purposes of voting on proposals to approve the existing Investment Advisory Agreement between the Fund and W.H. Reaves and to elect two trustees of the Fund. The results of the proposals are as follows:

PROPOSAL 1: Approval of Existing Investment Advisory Agreement

     For                  12,306,626
     Against                  94,278
     Abstain                 181,805

PROPOSAL 2: Election of Trustees

                       MICHAEL HOLLAND     MARY ANSTINE
     For                    12,449,412       12,449,412
     Abstain                   137,629          137,629
     Withheld                    4,570           43,105

                                                             TRUSTEES & OFFICERS
                                                      April 30, 2005 (Unaudited)

Except for their service on the Company's Board of Directors, the independent directors named above have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each independent trustee serves on the Fund's Audit Committee.

INTERESTED TRUSTEES AND OFFICERS

                                                         PRINCIPAL OCCUPATION(S)              NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND              PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD             COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                           SEEN BY TRUSTEE
W. ROBERT ALEXANDER             Trustee and Chairman/    Mr. Alexander is the Chief           1
Age - 77                        Less than nine months    Executive Officer & Chairman of
1625 Broadway, Ste. 2200                                 ALPS. Mr. Alexander was Vice
Denver, CO 80202                                         Chairman of First Interstate Bank
                                                         of Denver, responsible for Trust,
                                                         Private Banking, Retail Banking,
                                                         Cash Management Services and
                                                         Marketing. Mr. Alexander is
                                                         currently a member of the Board
                                                         of Trustees of the Hunter and
                                                         Hughes Trusts as well as Chairman
                                                         of Clough Global Allocation Fund,
                                                         Clough Global Equity Fund,
                                                         Financial Investors Trust and
                                                         Financial Investors Variable
                                                         Insurance Trust. Because of his
                                                         affiliation with ALPS, Mr.
                                                         Alexander is considered an
                                                         "interested" Trustee of the Fund.

EDMUND J. BURKE                 President/Less than      Mr. Burke is President and a         N/A
Age - 44                        nine months              Director of ALPS. Mr. Burke
1625 Broadway, Ste. 2200                                 joined ALPS in 1991 as Vice
Denver, CO 80202                                         President and National Sales
                                                         Manager. Because of his position
                                                         with ALPS, Mr. Burke is deemed an
                                                         affiliate of the Trust as defined
                                                         under the 1940 Act. Mr. Burke is
                                                         currently the President of Clough
                                                         Global Allocation Fund, Clough
                                                         Global Equity Fund, Financial
                                                         Investors Trust and Financial
                                                         Investors Variable Insurance
                                                         Trust.

                                                         PRINCIPAL OCCUPATION(S)              NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND              PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD             COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                           SEEN BY TRUSTEE
JEREMY O. MAY                   Treasurer/Less than      Mr. May is Managing Director of      N/A
Age - 35                        nine months              ALPS. Mr. May joined ALPS in 1995
1625 Broadway, Ste. 2200                                 as a Controller. Because of his
Denver, CO 80202                                         position with ALPS, Mr. May is
                                                         deemed an affiliate of the Trust
                                                         as defined under the 1940 Act.
                                                         Mr. May is currently the
                                                         Treasurer of Clough Global
                                                         Allocation Fund, Clough Global
                                                         Equity Fund, Financial Investors
                                                         Trust, Financial Investors
                                                         Variable Insurance Trust and
                                                         First Funds.

EVERETT L. MORRIS               Trustee/Less than        Mr. Morris was a Vice President      1
Age - 76                        nine months              and Director of Reaves from 1993
1625 Broadway, Ste. 2200                                 to 2003. Mr. Morris is currently
Denver, CO 80202                                         a Director/Trustee of the Phoenix
                                                         Funds, a Director of the Duff &
                                                         Phelps Utilities Tax-Free Income
                                                         Fund, and a Director of the Duff
                                                         & Phelps Utility & Corporate Bond
                                                         Trust.

TANE T. TYLER                   Secretary/Less than      Ms. Tyler is General Counsel of      N/A
Age - 39                        six months               ALPS. Ms. Tyler joined ALPS as
1625 Broadway, Ste. 2200                                 General Counsel in September
Denver, CO 80202                                         2005. Formerly, Ms. Tyler was
                                                         Vice President and Associate
                                                         Counsel, Oppenheimer Funds, Inc.,
                                                         and Vice President and Assistant
                                                         General Counsel, INVESCO Funds
                                                         Group, Inc. Ms. Tyler is deemed
                                                         an affiliate of the Trust as
                                                         defined under the 1940 Act.
                                                         Ms.Tyler is currently the
                                                         Secretary of the Financial
                                                         Investors Variable Insurance
                                                         Trust, First Funds and Westcore
                                                         Funds.

                                                         PRINCIPAL OCCUPATION(S)              NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND              PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD             COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                           SEEN BY TRUSTEE
BRADLEY J. SWENSEN              Chief Compliance         Mr. Swenson joined ALPS as Chief     N/A
Age - 32                        Officer/Less than six    Compliance Officer ("CCO") in May
1625 Broadway, Ste. 2200        months                   2004. Prior to joining ALPS, Mr.
Denver, CO 80202                                         Swenson served as the Senior
                                                         Audit manager at Janus Capital
                                                         Group. Before joining Janus Mr.
                                                         Swenson was a senior Internal
                                                         Auditor for Oppenhiemer Funds.
                                                         Because of his position with ALPS
                                                         and ADI, Mr. Swenson is deemed an
                                                         affiliate of the Trust as defined
                                                         under the 1940 Act. Mr. Swenson
                                                         is currently the CCO of Clough
                                                         Global Allocation Fund, Clough
                                                         Global Equity Fund, Financial
                                                         Investors Trust, SPDR Trust,
                                                         Midcap SPDR Trust, and DIAMONDS
                                                         Trust.

INDEPENDENT TRUSTEES

MARY K. ANSTINE                 Trustee/Less than        Ms. Anstine was the                  1
Age - 64                        nine months              President/Chief Executive Officer
1625 Broadway, Ste. 2200                                 of HealthONE, Denver, Colorado,
Denver, CO 80202                                         and former Executive Vice
                                                         President of First Interstate
                                                         Bank of Denver. Ms. Anstine is
                                                         also a Trustee/Director of the
                                                         following: Denver Area Council of
                                                         the Boy Scouts of America;
                                                         Colorado Uplift Board; AV Hunter
                                                         Trust; Financial Investors Trust
                                                         and Financial Investors Variable
                                                         Trust; Denver Chapter of the
                                                         Alzheimer's Association and a
                                                         member of the Advisory Boards for
                                                         the Girl Scouts Mile Hi Council.
                                                         Ms. Anstine was a Director of:
                                                         the Northern Trust Bank of
                                                         Colorado from February 1998 until
                                                         February 2002; HealthONE; a
                                                         member of the American Bankers
                                                         Association Trust Executive
                                                         Committee; and Director of the
                                                         Center for Dispute Resolution.

                                                         PRINCIPAL OCCUPATION(S)              NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND              PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD             COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                           SEEN BY TRUSTEE
MICHAEL F. HOLLAND              Trustee/Less than        Mr. Holland is Chairman of           1
Age - 60                        nine months              Holland & Company. Mr. Holland is
375 Park Avenue                                          currently a Director and Chairman
New York, NY 10152                                       of the Board, President and
                                                         Treasurer of the Holland Series
                                                         Fund, Inc. Mr. Holland is also
                                                         Chairman of the Board and Trustee
                                                         of State Street Master Funds and
                                                         a Trustee of the China Fund, Inc.

ROBERT E. LEE                   Trustee/Less than        Mr. Lee was a commercial bank        1
Age - 70                        nine months              executive of First Interstate
10510 Lakeview Drive                                     Bank of Denver from 1980 through
Hayden Lake, Idaho 83835                                 1989. He is currently a Director
                                                         of the following: Storage
                                                         Technology Corporation; ING
                                                         Financial Services -- North
                                                         America; Meredith Corporation;
                                                         and the Source Capital
                                                         Corporation. Mr. Lee is also a
                                                         Trustee of Financial Investors
                                                         Trust and Financial Investors
                                                         Variable Insurance Trust.

LARRY W. PAPASAN                Trustee/Less than        Mr. Papasan is the former            1
Age - 64                        nine months              Chairman of Smith & Nephew, Inc.
2670 Union Avenue                                        (orthopedic division). Mr.
Extended Suite 700                                       Papasan is a former Director of
Memphis, TN 38112                                        First American National Bank of
                                                         Memphis and The West Tennessee
                                                         Board of First American National
                                                         Bank (1988-1991) and was
                                                         President of Memphis Light Gas
                                                         and Water Division of the city of
                                                         Memphis (1984-1991). Mr. Papasan
                                                         is a member of the Board of the
                                                         Plough Foundation, a non-profit
                                                         trust, a Trustee of First Funds,
                                                         a mutual fund complex, and a
                                                         Trustee of Smith Seckman Reid,
                                                         Inc., an engineering services
                                                         company.

                       THIS PAGE INTENTIONALLY LEFT BLANK

REAVES UTILITY INCOME FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-800-644-5571

[ALPS LOGO]
MUTUAL FUNDS SERVICES, INC.

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmentalagency or insurer.

For more information, please call 1-800-644-5571.

Item 2.  CODE OF ETHICS.

       Not applicable to semi-annual report.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

       Not applicable to semi-annual report.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       Not applicable to semi-annual report.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

       Not applicable.

Item 6.   SCHEDULE OF INVESTMENTS.

       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable to semi-annual report.

Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable to semi-annual report.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

       Not applicable.

Item 10.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

       As of this reporting period, the registrant has yet to adopt procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS.

     (a)(1)  Not applicable to semi-annual report.

     (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

     (a)(3)  Not applicable.

     (b) The certifications by the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:       /s/ Edmund J. Burke
          -------------------
          Edmund J. Burke
          President (Principal Executive Officer)

Date:     July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Edmund J. Burke
          -------------------
          Edmund J. Burke
          President (Principal Executive Officer)

Date:     July 1, 2005


By:       /s/ Jeremy O. May
          -----------------
          Jeremy O. May
          Treasurer (Principal Financial Officer)

Date:     July 1, 2005